Exhibit 21.1
Subsidiaries of Open Text Corporation as of June 30, 2024

Corporation Name	Jurisdiction
Attachmate Group Australia Pty Ltd	Australia
Micro Focus Australia Pty Ltd	Australia
Open Text Pty Limited	Australia
Micro Focus Austria GmbH	Austria
Open Text Software Austria GmbH	Austria
Open Text (Barbados) Investments SRL	Barbados
Micro Focus Belgium BV	Belgium
Cambridge Technology Partners do Brasil Ltda	Brazil
Micro Focus Brasil Serviços de Tecnologia Ltda	Brazil
Micro Focus Programação de Computadores Ltda	Brazil
Open Text Tecnologia Da Informação (Brasil) Ltda.	Brazil
Peregrine Systems do Brasil Ltda.	Brazil
Serena Software Do Brasil Ltda	Brazil
Open Text Bulgaria EOOD	Bulgaria
Pillr	California, United States
8493642 Canada Inc.	Canada
Autonomy Systems (Canada) Ltd.	Canada
GWAVA ULC	Canada
Interset Software ULC	Canada
Micro Focus (Canada) ULC	Canada
Micro Focus Software (Canada) ULC	Canada
NetManage Canada ULC	Canada
Open Text Canada Ltd.	Canada
Micro Focus Marigalante Ltd.	Cayman Islands
Open Text Cayman International Investments Limited	Cayman Islands
Open Text Cayman Investments Limited	Cayman Islands
Covisint Software Services (Shanghai) Co., Ltd.	China
GXS (Shanghai) Software Development Limited	China
Open Text Software Technology (Shanghai) Co., Ltd	China
Shanghai Micro Focus Software Technology Co., Ltd	China
Micro Focus Software LATAM S.A.S	Colombia
Micro Focus Centroamerica CAC Limitada	Costa Rica
Micro Focus Costa Rica Limitada	Costa Rica
Micro Focus Czechia s.r.o.	Czech Republic
Open Text s.r.o.	Czech Republic
Borland Software Corporation	Delaware, United States
Carbonite China Holdings, LLC	Delaware, United States
Carbonite, LLC	Delaware, United States
Entco Delaware LLC	Delaware, United States
Entco, LLC	Delaware, United States
Full 360 Group Inc.	Delaware, United States
GWAVA Technologies, Inc.	Delaware, United States
GXS International, Inc.	Delaware, United States
GXS, LLC	Delaware, United States
MA FinanceCo., LLC	Delaware, United States
Micro Focus (US) Group, Inc.	Delaware, United States

Micro Focus (US) International Holdings, Inc.	Delaware, United States
Micro Focus (US), Inc.	Delaware, United States
Micro Focus Brazil Holdings LLC	Delaware, United States
Micro Focus Government Solutions LLC	Delaware, United States
Micro Focus LLC	Delaware, United States
Micro Focus Software Inc.	Delaware, United States
NetIQ Corporation	Delaware, United States
Novell Holdings, Inc.	Delaware, United States
Novell International Holdings, Inc.	Delaware, United States
Open Text Inc.	Delaware, United States
Open Text US Acquisition Holdings, LLC	Delaware, United States
Open Text US Investments Holdings, LLC	Delaware, United States
Seattle SpinCo, Inc.	Delaware, United States
Serena Software, Inc.	Delaware, United States
Stratify, Inc.	Delaware, United States
The Attachmate Group, Inc.	Delaware, United States
Total Defense, LLC	Delaware, United States
Vertica Systems, LLC	Delaware, United States
Vignette Partnership, LP	Delaware, United States
Webroot, LLC	Delaware, United States
ZixCorp Systems, Inc.	Delaware, United States
Micro Focus Software Denmark ApS	Denmark
Open Text A/S	Denmark
Acquisition U.K. Limited	England & Wales
AppRiver UK Limited	England & Wales
Autonomy Systems Limited	England & Wales
EasyLink Services International Limited	England & Wales
GXS Limited	England & Wales
GXS UK Holding Limited	England & Wales
Longsand Limited	England & Wales
Micro Focus (IP) Holdings Limited	England & Wales
Micro Focus (US) Holdings	England & Wales
Micro Focus CHC Limited	England & Wales
Micro Focus Foreign HoldCo Ltd	England & Wales
Micro Focus Group Limited	England & Wales
Micro Focus Holdings Unlimited	England & Wales
Micro Focus Integration Limited	England & Wales
Micro Focus International Limited	England & Wales
Micro Focus IP Development Limited	England & Wales
Micro Focus MHC Limited	England & Wales
Micro Focus Midco Holdings Limited	England & Wales
Micro Focus Midco Limited	England & Wales
Micro Focus Situla Holding Ltd	England & Wales
Micro Focus Software (IP) Holdings Limited	England & Wales
Micro Focus Software Holdings Ltd	England & Wales
Micro Focus Software UK Ltd	England & Wales
Micro Focus UK Limited	England & Wales
Open Text UK Holding Limited	England & Wales
Open Text UK Investments Global Holdings Limited	England & Wales

Open Text UK Investments International Holdings Limited	England & Wales
Open Text UK Investments International Limited	England & Wales
Open Text UK Investments Limited	England & Wales
Open Text UK Limited	England & Wales
Open Text UK Investments Global Limited	England & Wales
Resonate KT Limited	England & Wales
Carbonite (UK) Ltd.	England & Wales
Webroot Services Limited	England & Wales
Open Text Oy	Finland
AppRiver, LLC	Florida, United States
Arm Research Labs, LLC	Florida, United States
Borland (France) Sarl	France
Micro Focus France SAS	France
Open Text SARL	France
Attachmate Group Germany GmbH	Germany
Borland GmbH	Germany
GWAVA EMEA GmbH	Germany
Mailstore Software GmbH	Germany
Micro Focus Deutschland GmbH	Germany
Novell Holding Deutschland GmbH	Germany
Open Text Document Technologies GmbH	Germany
Open Text Software GmbH	Germany
Open Text Unterstützungskasse e.V	Germany
RecomMind GmbH	Germany
Serena Software GmbH	Germany
EntCorp Hong Kong Limited	Hong Kong
Micro Focus Software HK Limited	Hong Kong
Open Text (Hong Kong) Limited	Hong Kong
Autonomy Software Asia Private Limited	India
Entco IT Services Private Limited	India
GXS India Technology Centre Private Limited	India
Micro Focus Software India Private Limited	India
Micro Focus Software Solutions India Private Limited	India
Open Text Corporation India Private Limited	India
Open Text Technologies India Private Limited	India
Vignette India Private Limited	India
Kinematik Limited	Ireland
Kinematik Research Limited	Ireland
Micro Focus (IP) Ireland Limited	Ireland
Micro Focus Galway Limited	Ireland
Micro Focus Group Holdings Unlimited	Ireland
Micro Focus International Holdings Limited	Ireland
Micro Focus Ireland Limited	Ireland
Micro Focus Software (Ireland) Limited	Ireland
Micro Focus Software Solutions Ireland Limited	Ireland
NetIQ Ireland Limited	Ireland
Novell Cayman Software International Unlimited Company	Ireland
Novell Cayman Software Unlimited Company	Ireland
Novell Software International Limited	Ireland

Open Text Ireland Limited	Ireland
Webroot International Limited	Ireland
Chameleon Holdings Ltd.	Israel
CloudAlly Ltd.	Israel
Micro Focus Interactive Israel Ltd	Israel
Micro Focus Israel Limited	Israel
Micro Focus Software Israel Ltd	Israel
N.Y. NetManage (Yerushalayim) Ltd	Israel
Novell Israel Software Limited	Israel
Micro Focus Italiana S.r.l.	Italy
Open Text S.r.l.	Italy
Entcorp Japan K.K.	Japan
Micro Focus Enterprise Ltd	Japan
Novell Japan, Ltd	Japan
Open Text K.K.	Japan
Serena Software Japan LLC	Japan
Micro Focus Luxembourg S.à r.l.	Luxembourg
Micro Focus Malaysia Sdn. Bhd.	Malaysia
Novell Corporation (Malaysia) Sdn. Bhd.	Malaysia
Open Text Software Technology (Malaysia) Sdn Bhd	Malaysia
Habinger de Mexico, S. de R.L. de C.V.	Mexico
Micro Focus International Mexico, S. de R.L. de C.V.	Mexico
Micro Focus Software Mexico, S. De R.L. De C.V.	Mexico
Micro Focus Software Solutions Mexico, S. de R.L. de C.V.	Mexico
Open Text, S. de R.L. de C.V.	Mexico
GreenView Data, Inc.	Michigan, United States
Authasas B.V.	Netherlands
Autonomy HoldCo B.V.	Netherlands
Entco Gatriam Holding B.V.	Netherlands
Entco Holding Berlin B.V.	Netherlands
Entco Holding Hague II B.V.	Netherlands
Entco Sinope Holding B.V.	Netherlands
Entcorp Nederland B.V.	Netherlands
Micro Focus B.V.	Netherlands
Micro Focus Caribe Holding B.V.	Netherlands
Micro Focus Eastern Holding II B.V.	Netherlands
Micro Focus Enterprise B.V.	Netherlands
Micro Focus HoldCo B.V.	Netherlands
Micro Focus Holding Finance B.V.	Netherlands
Micro Focus Holding Hague B.V.	Netherlands
Micro Focus Holding PR B.V.	Netherlands
Micro Focus International Trade B.V.	Netherlands
Micro Focus Nederland B.V.	Netherlands
Open Text Coöperatief U.A.	Netherlands
Full 360 Inc	New York, United States
Micro Focus Software (New Zealand) Unlimited	New Zealand
Open Text New Zealand Limited	New Zealand
Micro Focus AS	Norway
3304709 Nova Scotia Limited	Nova Scotia, Canada

4585054 Nova Scotia Company	Nova Scotia, Canada
AppRiver Canada ULC	Nova Scotia, Canada
Micro Focus Software Solutions Canada Co. / Solutions Logiciels Micro Focus Canada Cie.	Nova Scotia, Canada
Open Text Canada International Investments ULC	Nova Scotia, Canada
Open Text SA ULC	Nova Scotia, Canada
Open Text Venture Capital Investment Limited Partnership	Ontario, Canada
Micro Focus Software, Inc.	Philippines
Open Text (Philippines), Inc.	Philippines
Micro Focus Polska sp. z o.o.	Poland
Open Text Sp.z.o.o.	Poland
Micro Focus Portugal Informática, Lda	Portugal
Nstein Technologies Inc.	Quebec, Canada
XMedius Solutions Inc.	Quebec, Canada
Micro Focus Korea Ltd	Republic of Korea
Open Text Korea Co., Ltd.	Republic of Korea
Micro Focus Software Romania SRL	Romania
Micro Focus LLC	Saudi Arabia
Open Text Saudi Arabia LLC	Saudi Arabia
Entco Software Pte. Ltd.	Singapore
Micro Focus Software Pte. Ltd.	Singapore
Open Text (Asia) Pte Limited	Singapore
Micro Focus Software South Africa (Pty) Ltd	South Africa
Micro Focus South Africa (Pty) Ltd	South Africa
Open Text South Africa (Pty) Limited	South Africa
AppRiver AG Spain S.L.	Spain
Micro Focus Field Delivery Spain S.L.U.	Spain
Micro Focus Software Spain S.L.U.	Spain
Open Text Software, S.L.U.	Spain
debricked AB	Sweden
Micro Focus Sverige AB	Sweden
Open Text AB	Sweden
Micro Focus International Suisse Sàrl	Switzerland
Micro Focus Schweiz GmbH	Switzerland
Open Text AG	Switzerland
Zix International AG	Switzerland
Micro Focus Taiwan Co., Ltd	Taiwan
Zix Corporation	Texas, United States
GXS Ltd.	Thailand
Micro Focus Enterprise Tunisia SARL	Tunisia
Atarlabs Bilişim Anonim Şirketi	Turkey
Micro Focus Teknoloji Çözümleri Limited Şirketi	Turkey
Micro Focus Ukraine, LLC.	Ukraine
Micro Focus Software Middle East FZ-LLC	United Arab Emirates
Open Text Public Sector Solutions, Inc.	Virginia, United States
CM2.COM, Inc.	Washington, United States
Attachmate Corporation	Washington, United States

*Excludes entities that are in liquidation or dissolution